UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

Aetherium Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41189	86-3449713
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

79B Pemberwick Rd. Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 450-6836

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	GMFIU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GMFI	The Nasdaq Stock Market LLC
Warrants	GMFIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 5, 2024, the Company held an extraordinary general meeting in lieu of an annual meeting (the “Extension Meeting”) to:

1)	amend the Company’s amended and restated memorandum and articles of association (the “Charter Amendment Proposal”) to extend the date by which the Company has to consummate an initial business combination to thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, by depositing into the Trust Account (defined below) $0.033 per non-redeeming Public Share;

2)	amend Aetherium’s Charter to amend certain provisions which restrict the Class B common stock, par value $0.0001, of the Company (the “Class B common stock” or the “Founder Shares”) from converting to Class A common stock before the consummation of an initial business combination (the “Conversion Amendment Proposal”);

3)	amend to eliminate from the Charter the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and, such proposal, the “Redemption Limitation Amendment Proposal”); and

4)	amend the Company’s investment management trust agreement, dated as of December 29, 2021, as subsequently amended (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Extended Termination Date to thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, until December 29, 2024, which proposal also included an amendment to authorize the withdrawal of interest from the trust account to pay any excise tax incurred arising under the United States Inflation Reduction Act of 2022, effective for stock repurchases taking place after December 31, 2022, which includes shareholders redemptions (the “Trust Amendments Proposal”).

The proposal to adjourn the Extension Meeting to a later date redemptions (the “Adjournment Proposal”) was also presented because there were insufficient votes to approve the Company’s Trust each of the foregoing proposals.

As previously reported, the Company filed a first amendment (the “Amendment”) to the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 23, 2024 to amend the Extension Payment amount per share for each public share of the Company’s Common Stock outstanding and to clarify that if the Charter Amendments Proposal (Proposal 1) and Trust Amendment Proposal (Proposal 4) are approved, the Company will only withdraw from the trust account twenty-six (26%) of its excise taxes to reflect the remaining percentage of public shares outstanding.

As previously reported, the Company filed a second amendment (“Amendment No. 2”) to the Definitive Proxy Statement on March 19, 2024 to remove the language in the Trust Amendment Proposal (Proposal 4) that sought approval to allow the Company to withdraw from the trust account any funds whatsoever to pay its excise taxes. As revised, the Trust Amendment Proposal (Proposal 4) no longer sought approval to pay the Company’s excise tax. To allow time for additional votes on the Trust Amendment Proposal, the Company postponed the adjournment of the Meeting to March 28, 2024.

There were 3,519,503 shares of Class A common stock and 2,875,000 shares of Class B common stock of the Company issued and outstanding on the record date for the Extension Meeting, February 9, 2024. At the Extension Meeting, there were 2,678,089 shares of Common Stock present in person or by proxy, representing approximately 87.34% of the total shares of Common Stock outstanding as of the record date, which constituted a quorum.

The final voting results for the Charter Amendment Proposal were as follows:

For	Against	Abstain
2,609,907	2,706	0

The final voting results for the Conversion Amendment Proposal were as follows:

For	Against	Abstain
4,897,713 (87.70%)	686,967 (12.30%)	0

The final voting results for the Redemption Limitation Amendment Proposal were as follows:

For	Against	Abstain
5,554,038 (99.45%)	30,642 (0.55%)	0

The final voting results for the Trust Amendments Proposal were as follows:

For	Against	Abstain
4,690,171 (73.35%)	894,509 (13.99%)	0

Shareholders holding 1,383,212 public shares of the Company’s shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, approximately $15,229,164.12 (approximately $11.01 per share) will be removed from the Trust Account to pay such holders.

The Charter Amendment, effective as of April 1, 2024, is attached as Exhibit 3.1 hereto and is incorporated by reference. The Company filed the Charter Amendment with the State of Delaware on April 2, 2024.

Amendment No. 3 to the Trust Agreement, effective as of March 28, 2024, is attached as Exhibit 3.2 hereto and is incorporated by reference.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements are subject to certain risks and uncertainties that may cause the Company’s actual results to differ from the expectations expressed in the forward-looking statements. There can be no assurance that the Company will achieve such expectations. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amendment to the Amended And Restated Certificate of Incorporation of Aetherium Acquisition Corp.
10.1	Amendment No. 3 to the Trust Agreement, effective as of March 28, 2024 between Aetherium Acquisition Corp and Continental Stock Transfer and Trust Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2024

AETHERIUM ACQUISITION CORP.

	By:	/s/ Jonathan Chan
	Name:	Jonathan Chan
	Title:	Chief Executive Officer and Chairman